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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 18, 2000

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            0-12771                                     95-3630868
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 826-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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                                    FORM 8-K

ITEM 5.    OTHER EVENTS.

           On September 22, 2000, Tellium, Inc., a leading optical switching technology company ("Tellium"), filed a registration statement with the Securities and Exchange Commission for a potential initial public offering of common stock. Telcordia Venture Capital Corporation, a wholly owned subsidiary of Telcordia Technologies, Inc., which is a wholly owned subsidiary of Registrant, owns approximately a 15% ownership interest in Tellium, after giving effect to the proposed offering. Although Tellium's registration statement has been filed with the Securities and Exchange Commission, it has not yet become effective and there can be no assurance as to the terms of the offering or whether it will be completed.

           On October 13, 2000, the Board of Directors established the price of the Class A Common Stock of the Registrant at $30.87. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to twenty times the price of the Class A Common Stock.

           The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value. For the periods prior to August 31, 1999, the following table has been restated to reflect the four-for-one stock split with the price of the Class A Common Stock rounded to the nearest penny.

                                                                                         "W" or           Price            Price
                                       "E" or           "W1" or                         Weighted         Per Share       Per Share
                           Market   Stockholders        Shares           "P" or        Avg. Shares       of Class A      of Class B
      Date                 Factor     Equity(1)      Outstanding(2)    Earnings(3)    Outstanding(4)    Common Stock    Common Stock
      ----                 ------   -------------    --------------   -------------   --------------    ------------    ------------
July 9, 1999 ..........     1.00    1,644,285,000     258,408,012       565,071,000    246,066,740         $19.36          $387.20
October 8, 1999 .......     1.00    1,710,514,000     259,950,164       591,681,000    249,790,820         $19.99          $399.80
January 14, 2000 ......     1.40    1,762,661,000     259,671,296       611,994,000    253,455,768         $25.92          $518.40
April 14, 2000 ........     1.70    1,830,282,000     262,311,687       619,849,000    256,270,820         $30.25          $605.00
July 14, 2000 .........     0.70    2,837,901,000     259,260,576     1,245,976,000    258,030,351         $30.08          $601.60
October 13, 2000 ......     0.25    3,988,351,000     253,632,224     2,758,698,000    257,684,095         $30.87          $617.40

(1) "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                                 SCIENCE APPLICATIONS
                                             INTERNATIONAL CORPORATION



Date:   October 18, 2000                     By     /S/ DOUGLAS E. SCOTT
                                                --------------------------------
                                                    Douglas E. Scott
                                             Its:   Senior Vice President
                                                    and General Counsel